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                                                                 ARTHUR ANDERSEN

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     -----------------------------------------

As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-65437 for Servus Life Insurance Company Separate Account Two on Form S-6.

Hartford, Connecticut                                    /s/ Arthur Andersen LLP
April 8, 2002